UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

ACADIAN

Acadian Emerging Markets Portfolio
Acadian Emerging Markets Debt Fund

Annual Report **October 31, 2013**

Investment Adviser:
Acadian Asset Management LLC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

The Funds file their complete schedules of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a portfolio voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2012 to October 31, 2013, focusing on the Portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the twelve months ended October 31, 2013, the Portfolio returned 8.05%, versus 6.90% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark.

Market Review

Emerging markets finished 2012 on a solid note, as investors were encouraged by signs that China’s economy had bottomed and was poised for a relatively swift recovery. Markets then began to bifurcate as 2013 began in response to local and/or regional developments. This divergence continued into the summer months, as the asset class saw a sell-off on the Federal Reserve’s taper talk and expectations of rising interest rates in the U.S. Countries that held low central bank reserves or debt denominated in U.S. dollars bore the brunt of the decline, while countries that had built significant reserve cushions in recent years and took the opportunity to issue debt in local currency fared much better. The asset class returned to favor late in the period, however, after the Federal Reserve backed away from stated plans to withdraw stimulus and the potential for a soft landing in China grew increasingly likely. For the period as a whole, emerging markets collectively rose 6.90%. Stronger markets included Poland, the Philippines, Taiwan, Korea and Russia. Peru, Chile and Indonesia were among the weaker performers in the asset class.

Portfolio Structure

The Portfolio was invested in a broad range of emerging companies and markets over the period. The investment process considered both bottom-up company attractiveness and top-down country ratings, combined with benchmark-relative risk controls, to determine individual stock positions. The Portfolio was attractively valued relative to the MSCI Emerging Markets Index on important measures such as share price relative to earnings and book value. Significant country overweight positions included Turkey, Korea and Thailand. Brazil started out the period underweighted, but moved to an overweight position as earnings expectations improved. Conversely, Taiwan started out the period overweighted, but moved to an underweight position as risk and liquidity conditions grew less attractive. The Portfolio was generally underweighted relative to the benchmark in China, South Africa, Russia and Indonesia.

Commentary on the Portfolio’s Investment Performance

The Portfolio had a return in excess of the benchmark over the period. Stock selection in Mexico was the largest positive contributor, with excess return coming from a focus on

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

materials. A combination of stock selection and overweight positions in Thailand and Korea was also successful, as was a combination of stock selection and an underweight position in Indonesia. Looking at less successful investments, the Portfolio lost value from stock selection in India and Poland, as well as a combination of stock selection and an underweight position in China.

Current Outlook

We continue to view the asset class positively and believe it forms an essential part of global portfolio diversification. Please let us know if we can provide any additional information.

Sincerely,

Brian K. Wolahan

Senior Vice President

This represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not protect against market loss. Holdings are subject to change.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

Growth of a $10,000 Investment

*	If the Adviser and/or Portfolio’s service providers had not limited certain expenses, the Portfolio’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(See definition of comparative index on page 2.)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Debt Fund (the “Fund”). This commentary covers the twelve months from November 1, 2012 to October 31, 2013, focusing on the Fund’s performance and some of the conditions and decisions that impacted returns.

Fund Performance Review

For the twelve months ended October 31, 2013, the Fund returned -1.34%, versus -1.60% for the JPMorgan GBI-EM Global Diversified Index, a standard emerging market debt benchmark that reflects the universe of investable local currency bonds with individual country exposures capped at 10% each.

Economic and Market Conditions

The twelve month period represented a relatively volatile period for global markets. During the first several months of the period, investors largely shrugged off several concerns that arose — including the U.S. “fiscal cliff” and sequestration cuts, Italy’s election gridlock and an emergency bailout of Cypriot banks. Investors were rattled in mid-May, however, after the Federal Reserve communicated a potential timeline in the reduction of monetary stimulus. The announcement prompted a massive sell-off of emerging market bonds, with the months of May, June and August going down in history as three of the worst ever for the asset class. Global bond prices rebounded in September, though, after the Federal Reserve surprised markets with its decision to postpone the tapering of asset purchases. This momentum carried into October, with most bond markets posting solid gains for the month. Corporate and high yield credit spreads tightened over the period, while emerging market credit spreads widened. The U.S. dollar ended the period higher against the Canadian dollar, the British pound and the Japanese yen, but lost value against the Euro and the Australian dollar. Likewise, the U.S. dollar was highly mixed against emerging market currencies for the period.

Fund Structure

The Fund was underweight duration for the first half of the period, reflecting a general expectation for economic pickup in emerging markets and yields that measured rich relative to fair value. As of November 2012, the Fund held its largest underweight positions in Mexico, Brazil and Thailand. With the sell-off in local currency bonds beginning mid-May, the Fund swiftly began to add duration on better valuations and, by July, had ramped up to a sizeable overweight duration position. The Fund added bond holdings in Colombia, Peru, Thailand, Brazil and Turkey by taking profits on the outperformance of out-of-benchmark holdings such as inflation-linked bonds and Eastern European countries such as Poland, Hungary and Romania. Frontier allocations were generally stable, with the largest investments at period-end in Uganda, Nigeria, Ghana and Zambia.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

In currencies, the Fund ended 2012 with an overweight in Latin America, Turkey and South Africa, offset by underweights in Eastern Europe and Asia. As currencies began to exhibit greater volatility, the Fund reduced overall currency exposures. By mid-summer, overall currency exposures were largely neutral, but within that the Fund reflected several overweight and underweight positions at the country level.

Fund Performance

The Fund outperformed the benchmark for the period. All of the Fund’s nominal returns came from bonds and interest, offsetting losses from currencies. Top bond returns came from Nigeria, Ghana, South Africa, Russia and Hungary. Brazil and Uruguay were detractors. On the currency side, investments in the South African rand, Indonesian rupiah, Turkish lira and Brazilian real subtracted the most value, with some offset from gains in the Polish zloty and Mexican peso.

Please let us know if we can provide any additional information.

Sincerely,

L. Bryan Carter

Senior Vice President

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Duration is used to help assess the sensitivity of bond prices to changes in interest rates. Specifically, duration measures the potential change in value of a bond that would result from a 1% change in interest rates. The shorter the duration of a bond, the less its price will potentially change as interest rates go up or down (and the longer the duration of a bond, the more its price will potentially change).

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Mutual fund investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Bonds and bond funds will decrease in value as interest rates rise. The fund is non-diversified. The fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The JPMorgan GBI-EM Global Diversified Index tracks local currency bonds issued by emerging market governments. It limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and investors cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

Growth of a $10,000 Investment

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on December 17, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(See definition of comparative index on page 6).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

SECTOR WEIGHTINGS† (unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.1%
	Shares	Value

Argentina — 0.1%
Petrobras Argentina ADR	123,908	$765,752
Telecom Argentina ADR*	61,241	1,198,486

		1,964,238

Brazil — 9.3%
ALL - America Latina Logistica	483,500	1,730,948
Banco do Brasil	1,582,800	21,019,686
BRF	389,200	9,138,434
CETIP - Mercados Organizados	78,200	867,105
Cia de Saneamento Basico do Estado de Sao Paulo ADR*	567,640	6,022,660
Cia de Saneamento Basico do Estado de Sao Paulo*	510,563	5,410,573
Cia de Saneamento de Minas Gerais-COPASA*	124,700	2,013,948
Cia Energetica de Minas Gerais ADR	316,370	2,837,839
Cia Siderurgica Nacional	201,500	1,096,458
Cosan	478,733	7,544,832
Cosan SA Industria Comercio	175,816	3,525,424
Cyrela Brazil Realty Empreendimentos e Participacoes	42,000	314,034
Duratex*	1,130,730	7,051,289
Embraer ADR	341,206	10,028,044
Embratel Participacoes	794	2
Fibria Celulose*	516,100	6,692,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

Brazil — (continued)
Grendene	38,800	$351,594
JBS	610,307	2,193,095
Kroton Educacional	203,300	3,003,852
Marfrig Alimentos*	2,191,900	4,451,900
Porto Seguro	550,300	6,914,983
Seara Alimentos*(A)	911	2
Telefonica Brasil ADR	257,120	5,702,922
Tim Participacoes ADR	200,654	5,100,625
Tim Participacoes	1,617,900	8,247,664
Ultrapar Participacoes	135,100	3,600,335

		124,860,823

Chile — 0.8%
Enersis ADR	635,171	10,480,321

China — 13.2%
Agricultural Bank of China	19,201,000	9,237,680
Baidu ADR*	4,741	762,827
Bank of China	66,421,000	31,098,701
Bank of Communications	5,532,000	4,045,716
Bitauto Holdings ADR*	11,500	281,865
Changyou.com ADR*	6,694	185,825
China Citic Bank	15,889,000	8,914,891
China Construction Bank	22,480,000	17,455,127
China Merchants Bank	2,669,500	5,302,502
China Oilfield Services	98,000	274,294
China Petroleum & Chemical	24,171,800	19,735,263
China Railway Construction	705,000	772,927
China Sports International*	670,000	13,484
China Techfaith Wireless Communication Technology ADR*	39,097	53,954
China Telecom	20,246,000	10,576,074
Chongqing Rural Commercial Bank	3,546,000	1,788,322
Giant Interactive Group ADR	609,043	5,390,031
Great Wall Motor	367,000	2,156,178
Greentown China Holdings	793,500	1,541,353
Huadian Power International	1,038,000	481,981
Huaneng Power International	5,220,000	5,453,631
Industrial & Commercial Bank of China	26,809,000	18,776,328
Jiangling Motors	67,800	190,991
Jiangsu Future Land	561,100	363,032
KongZhong ADR*	25,776	212,652
NetEase ADR	232,703	15,709,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

China — (continued)
New Oriental Education & Technology Group ADR	180,876	$4,740,760
Perfect World ADR	100,403	1,760,065
Phoenix New Media ADR*	49,993	448,937
Qingling Motors	778,000	238,829
Semiconductor Manufacturing International*	4,278,000	320,036
Shanghai Friendship Group	327,270	407,124
Shanghai Mechanical and Electrical Industry	268,300	393,864
SinoMedia Holding	290,000	270,063
Sinotrans	961,000	236,748
SOHO China	667,500	584,590
Sohu.com*	63,123	4,226,716
SouFun Holdings ADR	38,559	2,052,496
TAL Education Group ADR	23,154	444,325
Weiqiao Textile	992,000	603,926
WuXi PharmaTech Cayman ADR*	20,899	611,296
Xinhua Winshare Publishing and Media	433,000	254,115
Xinyuan Real Estate ADR	24,178	158,607

		178,527,905

Egypt — 0.2%
Commercial International Bank Egypt SAE	223,642	1,384,715
Ezz Steel*	408,960	755,189
Talaat Moustafa Group*	521,702	418,828
Telecom Egypt	282,406	555,522

		3,114,254

Hong Kong — 0.5%
Chaoda Modern Agriculture Holdings ADR*	6,346	36,489
China Mobile	255,500	2,682,536
China Resources Cement Holdings	744,000	498,047
China Unicom Hong Kong	786,000	1,240,893
Dah Chong Hong Holdings	311,000	263,947
Geely Automobile Holdings	3,190,000	1,608,784
GOME Electrical Appliances Holding	1,986,000	307,391
NetDragon Websoft	151,000	347,847
TCL Multimedia Technology Holdings	710,000	292,132
Tonly Electronics Holdings*	71,000	41,851

		7,319,917

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

India — 6.0%
Aptech	68,832	$79,803
Aurobindo Pharma	438,597	1,546,562
Britannia Industries	56,438	862,848
Cairn India	729,382	3,752,837
Dishman Pharmaceuticals & Chemicals	58,387	65,555
Dr Reddy’s Laboratories	163,293	6,526,937
Geometric	101,511	132,887
Gitanjali Gems*	38,150	40,102
HCL Technologies	845,746	15,074,248
Hexaware Technologies	694,141	1,501,685
Hindustan Unilever	88,531	878,539
IDBI Bank	293,893	323,997
Idea Cellular	108,963	306,295
Indraprastha Gas	230,706	1,052,827
Infosys	245,784	13,237,661
Infosys ADR	226,505	12,018,355
Lupin	290,873	4,202,525
MAX India	47,303	145,477
MindTree	28,292	637,266
MRF	5,987	1,534,486
NIIT Technologies	107,712	491,544
Oil India	76,648	590,996
Reliance Infrastructure	39,899	280,341
Sasken Communications Technologies	175,093	421,813
SRF	40,927	109,385
Sun Pharmaceutical Industries	193,098	1,912,913
Syndicate Bank	550,011	728,068
Tata Consultancy Services	35,410	1,216,950
Tata Motors	584,333	3,624,091
Uflex	195,499	213,298
UPL	96,151	257,373
Wipro	779,263	6,057,342
WNS Holdings ADR*	45,826	1,030,627
Wockhardt	41,639	301,206

		81,156,839

Indonesia — 1.9%
Adhi Karya Persero	1,169,500	202,309
Agung Podomoro Land	5,873,000	145,881
Alam Sutera Realty	13,276,000	718,417
Bakrie Sumatera Plantations*	12,254,500	54,356

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

Indonesia — (continued)
Bank Negara Indonesia Persero	3,781,500	$1,610,220
Citra Marga Nusaphala Persada*	1,357,000	382,211
Darma Henwa*	6,998,260	31,041
Gajah Tunggal	2,750,778	561,259
Indofood Sukses Makmur	3,497,500	2,063,284
Lippo Cikarang*	339,500	203,294
Matahari Department Store*	604,500	659,601
Perusahaan Gas Negara Persero	3,485,500	1,576,939
Surya Semesta Internusa	8,109,000	575,489
Telekomunikasi Indonesia ADR	79,449	3,238,341
Telekomunikasi Indonesia Persero	19,835,000	4,135,041
Ternium ADR	344,574	8,986,490

		25,144,173

Malaysia — 4.0%
Affin Holdings	77,800	105,030
AMMB Holdings	830,700	1,945,421
DRB-Hicom	1,127,000	907,157
Kulim Malaysia	602,600	649,281
Malayan Banking	5,681,400	17,572,361
Malaysia Airports Holdings	129,500	345,136
Petronas Chemicals Group	724,000	1,631,297
POS Malaysia	156,300	282,827
Puncak Niaga Holdings	260,200	278,708
RHB Capital	257,500	643,842
Telekom Malaysia	2,953,800	4,904,981
Tenaga Nasional	8,138,300	24,320,378

		53,586,419

Mexico — 3.8%
Alfa, Ser A	4,592,396	12,572,794
America Movil, Ser L	2,162,547	2,315,490
America Movil ADR, Ser L	498,966	10,682,862
Axtel*	762,000	240,037
Bio Pappel*	143,800	355,884
Gruma*	438,244	3,013,269
Grupo Aeroportuario del Centro Norte Sab*	69,200	235,966
Grupo Aeroportuario del Pacifico ADR	13,336	693,338
Grupo Aeroportuario del Pacifico	697,864	3,633,937
Grupo Financiero Banorte	1,549,410	9,918,314
Grupo Mexico, Ser B	436,326	1,382,826

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

Mexico — (continued)
Grupo Sanborns	155,322	$322,614
Grupo Simec*	39,900	148,778
Infraestructura Energetica Nova	238,408	943,783
OHL Mexico*	1,899,083	4,873,157

		51,333,049

Pakistan — 0.2%
Attock Refinery	268,591	465,222
Bank Alfalah	904,800	192,403
DG Khan Cement	1,948,800	1,306,198
Pakistan Telecommunication	1,728,382	431,812

		2,395,635

Peru — 0.0%
Credicorp	4,570	624,262

Philippines — 0.2%
Alliance Global Group	1,593,600	971,797
Cebu Air	136,660	166,832
Globe Telecom	6,955	280,067
Lopez Holdings	742,800	83,030
Metropolitan Bank & Trust	303,602	625,332
Vista Land & Lifescapes	2,465,500	314,963

		2,442,021

Poland — 1.6%
Asseco Poland	21,098	344,584
Grupa Lotos*	116,387	1,424,445
KGHM Polska Miedz	49,615	2,006,119
PGE	251,922	1,472,104
Polski Koncern Naftowy Orlen	862,067	12,173,914
Tauron Polska Energia	2,327,921	3,801,335

		21,222,501

Russia — 4.1%
LUKOIL ADR	485,141	31,825,250
OAO Gazprom ADR	1,931,533	18,079,149
Sistema GDR	157,678	4,225,770
VimpelCom ADR	80,150	1,153,358

		55,283,527

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

South Africa — 3.6%
FirstRand	1,852,671	$6,643,871
Imperial Holdings	621,693	13,209,525
Liberty Holdings	254,071	3,138,320
MMI Holdings	2,247,998	5,519,925
Mondi	110,107	1,967,146
MTN Group	260,096	5,169,922
Netcare	107,468	266,777
Sanlam	678,532	3,641,818
Sappi*	324,039	954,162
Sasol	64,141	3,277,093
Steinhoff International Holdings	329,499	1,273,849
Sun International	2,999	30,457
Super Group*	126,660	310,381
Telkom	660,239	1,726,437
Woolworths Holdings	174,613	1,313,239

		48,442,922

South Korea — 20.1%
AtlasBX	249,908	8,811,274
China King-highway Holdings*	80,755	180,809
CJ	98,940	10,353,372
CJ E&M*	13,951	482,679
Daeduck Electronics	23,240	204,849
Daeduck GDS	12,600	231,629
Daelim Industrial	33,187	3,078,577
Daou Data	15,940	65,969
Daou Technology	39,180	537,421
Dongyang E&P	15,443	262,054
Ecoplastic	228,571	454,664
Global & Yuasa Battery	12,440	584,032
GS Home Shopping	2,631	606,686
Hana Financial Group	486,830	18,771,008
Hanil E-Wha	173,830	3,605,242
Hansol Paper	24,320	282,004
Hanwha	268,370	10,157,960
Hanwha Life Insurance	41,690	279,047
Hite Holdings	14,760	160,715
Husteel	22,760	416,257
Hwa Shin	18,740	226,134
Hyosung	37,830	2,553,503
Hyundai Hy Communications & Networks	50,240	225,446

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

South Korea — (continued)
Hyundai Hysco	13,400	$531,831
Hyundai Marine & Fire Insurance	10,560	302,141
Hyundai Motor	98,906	23,590,118
Industrial Bank of Korea	203,760	2,353,109
INTOPS	8,242	175,602
Jahwa Electronics	13,270	263,961
JB Financial Group*	38,440	263,092
Kia Motors	364,370	21,194,088
Kolon	25,730	481,490
Kolon Industries	5,073	283,600
Korea District Heating	2,802	262,039
KT	546,710	18,064,752
Ktis	65,330	249,433
LG Display*	603,090	14,185,336
LG Uplus*	190,080	2,177,207
LIG Insurance	31,920	794,426
Lotte Chemical	1,405	288,086
NEOWIZ HOLDINGS*	6,358	67,131
Samsung Electronics	58,176	80,346,774
SK Holdings	75,349	13,673,988
SK Telecom	56,162	12,018,642
Sungwoo Hitech	23,079	357,907
Taekwang Industrial	36	44,459
Taeyoung Engineering & Construction	67,270	362,748
TS	17,738	468,220
Woori Finance Holdings	1,172,265	13,924,618
Youngone Holdings	16,154	982,261

		270,238,390

Taiwan — 11.3%
AcBel Polytech	444,000	448,844
Accton Technology	450,000	245,835
Advanced Semiconductor Engineering	942,000	925,023
AmTRAN Technology	639,000	408,898
Arcadyan Technology	181,000	250,743
AU Optronics*	1,940,000	642,496
Cheng Loong	2,253,680	1,066,259
Chia Chang	160,000	208,036
Chimei Materials Technology	123,000	126,016
China General Plastics	681,580	421,065
China Man - Made Fiber*	1,958,000	833,064

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

Taiwan — (continued)
Chin-Poon Industrial	446,000	$743,852
ChipMOS Technologies	10,263	163,900
Chong Hong Construction	265,000	869,518
CMC Magnetics*	3,274,000	552,734
Compal Electronics	1,192,169	933,300
Coretronic	450,000	395,174
CTBC Financial Holding	1,678,200	1,136,717
Elitegroup Computer Systems	642,000	276,427
Feng TAY Enterprise	106,734	280,100
Formosa Taffeta	387,000	481,453
FSP Technology	217,357	201,232
Fubon Financial Holding	15,057,520	22,038,270
Gemtek Technology	623,000	606,470
Gigabyte Technology	54,000	60,287
Global Brands Manufacture*	389,643	139,255
GMI Technology*	177,916	76,303
Grand Pacific Petrochemical	1,391,000	1,074,753
Hannstar Board	509,234	207,129
Hon Hai Precision Industry	9,620,600	24,395,742
Innolux*	19,346,000	7,671,366
Inventec	7,533,851	6,744,168
Kenda Rubber Industrial	157,040	308,419
King Yuan Electronics	2,127,000	1,480,527
King’s Town Bank	1,112,000	987,872
Kung Long Batteries Industrial	128,000	351,156
Lingsen Precision Industries	448,000	232,543
Lite-On Technology	6,587,711	11,525,327
Long Bon International	365,000	293,819
Mega Financial Holding	7,988,419	6,906,375
Mercuries & Associates	1,323,138	995,298
Micro-Star International	993,000	667,532
New Asia Construction & Development	11,194	2,961
Nien Hsing Textile	286,143	310,691
Pegatron	6,414,343	8,929,581
Pou Chen	8,331,270	10,151,959
Powertech Technology	754,000	1,360,200
President Chain Store	42,000	305,928
Primax Electronics	379,000	348,304
P-Two Industries	49,000	24,684
Rechi Precision	279,130	278,375
Rich Development	1,565,382	671,346

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

Taiwan — (continued)
Shihlin Development	148,800	$211,200
Shin Kong Financial Holding	8,219,617	2,853,694
Shinkong Synthetic Fibers	649,000	224,216
Sigurd Microelectronics	323,000	313,331
Silicon Motion Technology ADR	29,982	371,477
SinoPac Financial Holdings	5,062,973	2,498,787
Ta Chong Bank*	673,080	235,971
Taichung Commercial Bank	669,240	248,293
Taishin Financial Holding	8,437,245	4,264,643
Taiwan Business Bank*	596,299	183,074
Taiwan Life Insurance*	316,000	280,726
Taiwan Paiho	184,000	255,525
Taiwan Semiconductor	454,000	373,189
Taiwan Surface Mounting Technology	593,250	845,062
Taiwan Union Technology	395,000	302,507
Tatung*	3,520,000	976,463
Tong Yang Industry	178,000	276,880
Topco Scientific	117,287	205,196
TYC Brother Industrial*	179,162	102,450
United Microelectronics	25,149,000	10,657,263
USI	934,626	685,552
Vanguard International Semiconductor	975,000	1,055,328
Winbond Electronics*	13,969,000	3,542,233
Yageo*	1,407,700	478,664

		152,199,050

Thailand — 6.4%
Advanced Info Service NVDR	1,874,300	15,355,711
Airports of Thailand NVDR	1,424,900	9,705,343
Bangchak Petroleum NVDR	2,550,300	2,724,417
Bangkok Bank	803,000	5,314,635
Bangkok Bank NVDR	257,700	1,705,581
Bangkok Expressway	166,400	193,799
BTS Group Holdings NVDR	980,700	277,274
Delta Electronics Thailand	169,700	260,343
Jasmine International	3,153,900	856,240
Krung Thai Bank	5,257,400	3,428,923
Krung Thai Bank NVDR	5,878,300	3,833,879
Krungthai Card	218,200	240,108
Lanna Resources	298,800	119,040
PTT Exploration & Production	210,800	1,141,198

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

Thailand — (continued)
PTT Global Chemical	2,990,300	$7,541,801
PTT NVDR	959,900	9,776,331
Ratchaburi Electricity Generating Holding	131,200	212,871
Sri Trang Agro-Industry	434,100	188,284
Thai Airways International	1,065,900	695,189
Thai Oil	996,700	2,017,417
Thanachart Capital	3,005,900	3,331,841
Thanachart Capital NVDR	2,550,300	2,826,838
TICON Industrial Connection	291,400	166,648
Tisco Financial Group	121,200	171,335
Total Access Communication NVDR	3,361,700	12,150,723
TPI Polene	3,208,900	1,329,954
TPI Polene NVDR	710,600	294,513

		85,860,236

Turkey — 4.8%
Aksa Akrilik Kimya Sanayii	424,858	1,757,960
Alarko Gayrimenkul Yatirim Ortakligi	26,982	288,574
Alarko Holding	125,921	373,426
Arcelik	459,738	2,936,335
Eregli Demir ve Celik Fabrikalari	8,597,407	11,929,777
Gubre Fabrikalari*	165,743	1,390,705
Ipek Matbacilik Sanayi Ve Ticaret*	302,419	769,587
Is Yatirim Menkul Degerler	86,763	62,587
Kiler Gayrimenkul Yatirim Ortakligi*	425,158	300,299
Koza Anadolu Metal Madencilik Isletmeleri*	834,501	1,822,630
Park Elektrik Uretim Madencilik Sanayi ve Ticaret*	88,386	255,915
Pinar Entegre Et ve Un Sanayi	36,787	141,896
Sekerbank*	232,475	220,102
Soda Sanayii	125,259	165,653
Tumosan Motor ve Traktor Sanayi	99,367	300,652
Turk Hava Yollari	2,189,650	8,577,614
Turk Sise ve Cam Fabrikalari	4,580,433	6,745,885
Turkiye Is Bankasi	4,884,026	13,407,370
Turkiye Vakiflar Bankasi Tao	4,810,452	11,566,772
Vestel Elektronik Sanayi ve Ticaret*	638,164	655,347
Yazicilar Holding, Cl A	71,438	794,452

		64,463,538

TOTAL COMMON STOCK (Cost $1,052,111,002)		1,240,660,020

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

PREFERRED STOCK — 6.9%

	Shares/Number of Rights	Value

Brazil — 6.9%
Braskem, Ser A*	366,100	$3,248,848
Cia Brasileira de Distribuicao Grupo Pao de Acucar	424,901	21,072,449
Cia Energetica de Minas Gerais	1,331,558	11,846,242
Cia Energetica de Sao Paulo	406,100	4,247,354
Cia Energetica do Ceara	22,200	391,339
Cia Paranaense de Energia, Ser B	194,900	2,717,917
Embratel Participacoes	60	—
Gerdau	284,700	2,245,625
Metalurgica Gerdau	707,400	7,231,256
Petroleo Brasileiro*	2,526,000	23,036,416
Randon Participacoes	47,200	267,583
San Carlos Empreendimentos e Participacoes* (A)	455	—
Telefonica Brasil	589,300	12,987,118
Usinas Siderurgicas de Minas Gerais, Ser A*	609,200	3,230,647

TOTAL PREFERRED STOCK (Cost $95,449,177)		92,522,794

RIGHTS — 0.0%
Taiwan — 0.0%
Mega Financial, Expires 12/6/13* (Cost $—)	635,976	84,423

SHORT-TERM INVESTMENT — 0.5%
Union Bank, N.A. Diversified Money Market Fund, Fiduciary Shares, 0.020% (B) (Cost $6,911,330)	6,911,330	6,911,330

TOTAL INVESTMENTS — 99.5% (Cost $1,154,471,509)		$1,340,178,567

Percentages are based on Net Assets of $1,346,635,019

*	Non-income producing security.

(A)	Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2013, was $2 and represented 0.0% of net assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2013.

ADR	— American Depositary Receipt

Cl	— Class

GDR	— Global Depositary Receipt

NVDR	— Non-Voting Depositary Receipt

Ser	— Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2013

The summary of inputs used to value the Portfolio’s net assets as of October 31, 2013 was as follows:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$1,964,238	$—	$—		$1,964,238
Brazil	124,860,821	—	2		124,860,823
Chile	10,480,321	—	—		10,480,321
China	178,527,905	—	—		178,527,905
Egypt	3,114,254	—	—		3,114,254
Hong Kong	7,319,917	—	—		7,319,917
India	81,156,839	—	—		81,156,839
Indonesia	25,144,173	—	—		25,144,173
Malaysia	53,586,419	—	—		53,586,419
Mexico	51,333,049	—	—		51,333,049
Pakistan	2,395,635	—	—		2,395,635
Peru	624,262	—	—		624,262
Philippines	2,442,021	—	—		2,442,021
Poland	21,222,501	—	—		21,222,501
Russia	55,283,527	—	—		55,283,527
South Africa	48,442,922	—	—		48,442,922
South Korea	270,238,390	—	—		270,238,390
Taiwan	152,199,050	—	—		152,199,050
Thailand	85,860,236	—	—		85,860,236
Turkey	64,463,538	—	—		64,463,538

Total Common Stock	1,240,660,018	—	2		1,240,660,020

Preferred Stock	92,522,794	—	—	^	92,522,794
Rights	84,423	—	—		84,423
Short-Term Investment	6,911,330	—	—		6,911,330

Total Investments in Securities	$1,340,178,565	$—	$2		$1,340,178,567

†	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Represents security labeled as Level 3 in which the market value is $0 or has been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

SECTOR WEIGHTINGS† (unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
GLOBAL BONDS — 91.7%
	Face Amount (000)(1)		Value

Brazil — 9.7%
Brazil Notas do Tesouro Nacional, Ser F 10.000%, 01/01/17	BRL	3,945	$1,702,533
10.000%, 01/01/21	BRL	2,807	1,169,917
10.000%, 01/01/23	BRL	3,518	1,440,511

			4,312,961

Colombia — 4.5%
Colombian TES 11.000%, 07/24/20	COP	672,500	434,166
6.000%, 04/28/28	COP	1,760,000	863,189
3.500%, 03/10/21	COP	815,262	424,874
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/23 (A)	COP	664,000	302,640

			2,024,869

Dominican Republic — 1.4%
Dominican Republic International Bond 15.000%, 04/05/19 (A)	DOP	17,300	448,308
14.000%, 02/06/15 (A)	DOP	8,000	196,794

			645,102

Ecuador — 0.6%
Ecuador Government International Bond 9.375%, 12/15/15		252	268,380

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

GLOBAL BONDS — continued

	Face Amount (000)(1)		Value

Ghana — 3.8%
Ghana Government Bond 24.000%, 05/25/15	GHS	400	$191,435
21.000%, 10/26/15	GHS	2,120	983,040
19.240%, 05/30/16	GHS	900	405,913
16.900%, 03/07/16	GHS	250	107,972

			1,688,360

Grenada — 0.3%
Grenada Government International Bond 6.000%, 09/15/25 (A) (B)		375	120,000

Honduras — 0.5%
Honduras Government International Bond 7.500%, 03/15/24 (A)		270	240,300

Indonesia — 7.1%
Indonesia Treasury Bond 11.000%, 11/15/20	IDR	7,830,000	836,325
11.000%, 09/15/25	IDR	954,000	105,154
10.000%, 02/15/28	IDR	5,033,000	520,155
9.500%, 05/15/41	IDR	680,000	68,769
8.375%, 03/15/24	IDR	2,375,000	223,290
8.375%, 03/15/34	IDR	4,120,000	374,713
6.625%, 05/15/33	IDR	13,847,000	1,047,200

			3,175,606

Mexico — 4.4%
Mexican Bonos 8.500%, 05/31/29	MXP	6,160	547,435
8.500%, 11/18/38	MXP	6,000	519,983
Petroleos Mexicanos 7.650%, 11/24/21 (A)	MXP	11,130	901,727

			1,969,145

Nigeria — 6.5%
Nigeria Government Bond 16.390%, 01/27/22	NGN	115,750	877,820
16.000%, 06/29/19	NGN	206,060	1,486,279
10.700%, 05/30/18	NGN	90,900	539,103

			2,903,202

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

GLOBAL BONDS — continued

	Face Amount (000)(1)		Value

Philippines — 0.6%
Philippine Government International Bond 6.250%, 01/14/36	PHP	10,000	$264,985

Poland — 2.5%
Poland Government Bond 2.750%, 08/25/23	PLN	2,855	1,133,710

Russia — 11.3%
RusHydro JSC via RusHydro Finance MTN 7.875%, 10/28/15	RUB	26,400	820,241
Russian Agricultural Bank Via RSHB Capital 8.625%, 02/17/17 (A)	RUB	8,300	260,485
Russian Federal Bond - OFZ 8.150%, 02/03/27	RUB	23,665	782,543
7.600%, 07/20/22	RUB	21,205	684,998
7.500%, 03/15/18	RUB	40,170	1,296,382
7.050%, 01/19/28	RUB	17,795	532,395
7.000%, 01/25/23	RUB	21,320	661,456

			5,038,500

Serbia — 3.2%
Serbia Treasury Bills 13.128%, 05/22/14 (C)	RSD	14,000	157,144
Serbia Treasury Bonds 10.000%, 04/04/15	RSD	38,750	449,554
10.000%, 05/16/15	RSD	39,090	451,612
10.000%, 10/17/16	RSD	9,520	105,740
10.000%, 01/24/18	RSD	24,150	256,152

			1,420,202

South Africa — 4.5%
South Africa Government Bond 10.500%, 12/21/26	ZAR	1,014	121,224
8.000%, 12/21/18	ZAR	6,405	670,567
7.000%, 02/28/31	ZAR	9,235	784,521
6.250%, 03/31/36	ZAR	5,580	416,612

			1,992,924

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

GLOBAL BONDS — continued

	Face Amount (000)(1)		Value

Sri Lanka — 2.6%
Sri Lanka Government International Bond 6.250%, 10/04/20 (A)		370	$375,087
5.875%, 07/25/22 (A)		790	767,288

			1,142,375

Tanzania — 2.3%
Standard Bank PLC 7.250%, 10/07/14		1,000	1,009,110

Thailand — 3.6%
Thailand Government Bond 3.775%, 06/25/32	THB	4,250	126,157
3.625%, 06/16/23	THB	15,000	471,895
3.580%, 12/17/27	THB	32,547	983,773

			1,581,825

Turkey — 8.6%
Turkey Government Bond 10.500%, 01/15/20	TRY	1,430	786,903
9.500%, 01/12/22	TRY	1,205	635,322
9.000%, 03/08/17	TRY	1,913	985,129
7.100%, 03/08/23	TRY	3,180	1,441,255

			3,848,609

Uganda — 4.0%
Republic of Uganda Government Bond 11.000%, 01/21/21	UGX	245,000	79,244
10.750%, 01/26/17	UGX	2,083,800	751,823
10.750%, 02/22/18	UGX	1,500,000	524,040
Republic of Uganda Government Bonds 10.250%, 10/09/14	UGX	1,053,000	405,997

			1,761,104

Uruguay — 3.2%
Uruguay Government International Bond 5.000%, 09/14/18	UYU	5,450	473,679
Uruguay Notas del Tesoro 11.000%, 03/21/17	UYU	4,350	180,158
10.250%, 08/22/15	UYU	7,600	326,968
9.500%, 01/27/16	UYU	10,500	444,136

			1,424,941

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

GLOBAL BONDS — continued

	Face Amount (000)(1)/ Number of Warrants/ Shares		Value

Venezuela — 3.3%
Petroleos de Venezuela 4.900%, 10/28/14		1,467	$1,378,980
4.900%, 10/28/14		105	98,700

			1,477,680

Zambia — 3.2%
Republic of Zambia Treasury Bills 10.086%, 01/27/14 (C)	ZMK	2,020	358,688
Zambia Government Bond 13.000%, 09/01/22	ZMK	2,800	410,181
11.000%, 09/04/17	ZMK	2,615	405,532
10.000%, 03/19/15	ZMK	1,565	270,671

			1,445,072

TOTAL GLOBAL BONDS (Cost $42,586,683)			40,888,962

WARRANTS — 0.8%
Central Bank of Nigeria, Expires 11/15/20*		1,250	202,500
Venezuela Government International Bond, Expires 04/15/20*		7,000	174,125

TOTAL WARRANTS (Cost $456,000)			376,625

SHORT-TERM INVESTMENT — 1.5%
Reich & Tang Daily Money Market Fund, Institutional Class, 0.050% (D) (Cost $614,597)		614,597	614,597

TOTAL INVESTMENTS — 94.0% (Cost $43,657,280)			$41,880,184

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

The summary of outstanding forward foreign currency contracts held by the Fund at October 31, 2013, is as follows:

Settlement Date	Currency to Receive		Currency to Deliver		Contract Value	Unrealized Appreciation (Depreciation)
11/8/13	CLP	458,343,000	USD	(900,000)	$893,652	$(6,348)
11/8/13	HUF	605,009,250	USD	(2,678,474)	2,777,357	98,883
11/8/13	USD	892,483	CLP	(458,343,000)	(893,651)	(1,168)
11/8/13	USD	565,000	HUF	(121,672,800)	(558,551)	6,449
11/8/13-6/18/14	KZT	407,544,750	USD	(2,603,990)	2,590,488	(13,502)
11/14/13	MYR	15,426,827	USD	(4,727,525)	4,883,958	156,433
11/14/13	USD	350,000	MYR	(1,112,475)	(352,297)	(2,297)
11/14/13-6/30/14	EGP	8,173,950	USD	(1,105,000)	1,143,941	38,941
11/20/13	UGX	1,002,311,000	USD	(383,000)	394,890	11,890
11/22/13	PEN	3,869,782	USD	(1,380,000)	1,391,478	11,478
11/22/13	USD	655,000	PEN	(1,830,725)	(658,284)	(3,284)
11/29/13	COP	1,895,340,000	USD	(981,784)	998,901	17,117
11/29/13	CZK	9,004,100	EUR	(348,984)	473,885	19
11/29/13	EUR	350,000	CZK	(9,004,100)	475,245	1,360
11/29/13	KRW	382,228,000	USD	(347,986)	359,567	11,581
11/29/13	MXP	57,006,447	USD	(4,295,676)	4,359,204	63,528
11/29/13	USD	1,005,000	COP	(1,915,866,000)	(1,009,719)	(4,719)
11/29/13	USD	340,000	KRW	(382,228,000)	(359,567)	(19,567)
11/29/13	USD	1,663,000	MXP	(21,942,242)	(1,677,892)	(14,892)
12/2/13	PLN	1,119,240	EUR	(260,000)	362,613	9,573
12/2/13-12/3/13	USD	1,157,000	PLN	(3,620,547)	(1,172,928)	(15,928)
12/3/2013	PLN	13,332,276	USD	(4,129,331)	4,319,133	189,802
12/3/13-10-3/14	INR	82,839,550	USD	(1,255,000)	1,307,708	52,708
12/3/13-2/10/14	USD	1,054,629	INR	(67,509,710)	(1,082,915)	(28,286)
12/11/13-6/27/14	TRY	7,188,795	USD	(3,521,000)	3,527,233	6,233
12/11/13-6/27/14	USD	3,033,266	TRY	(5,957,237)	(2,914,767)	118,499
12/12/13-8/19/14	IDR	23,886,865,000	USD	(1,986,141)	2,066,261	80,120
12/12/13-8/19/14	USD	1,845,000	IDR	(20,898,905,000)	(1,803,109)	41,891
12/18/13	USD	637,130	ZAR	(6,321,575)	(625,049)	12,081
12/18/13	ZAR	30,090,369	USD	(3,028,000)	2,975,200	(52,800)
12/26/13-6/3/14	ARA	12,287,300	USD	(1,755,000)	1,760,420	5,420
12/27/13	USD	720,000	TWD	(21,204,000)	(722,660)	(2,660)
1/15/14	USD	2,655,000	RUB	(86,827,500)	(2,670,380)	(15,380)
1/15/14-8/13/14	RUB	80,133,240	USD	(2,364,000)	2,410,379	46,379
1/16/14	USD	791,785	EUR	(583,284)	(792,046)	(261)
1/21/14	THB	80,136,110	USD	(2,575,000)	2,561,387	(13,613)
1/21/14	USD	444,000	THB	(13,888,320)	(443,912)	88
1/28/14	USD	345,000	BRL	(771,693)	(337,259)	7,741
2/6/14	HRK	7,691,310	EUR	(1,005,000)	1,368,449	3,698
3/3/14	GTQ	6,702,250	USD	(830,000)	851,973	21,973
3/20/14	UYU	9,752,400	USD	(430,000)	435,172	5,172
5/8/14	CNY	2,787,703	USD	(445,000)	454,627	9,627
5/8/14	USD	451,417	CNY	(2,787,703)	(454,627)	(3,210)
6/18/14	USD	847,292	KZT	(136,583,500)	(847,578)	(286)

						$830,483

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

For the year ended October 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at October 31, 2013, is as follows

Counterparty	Currency to Receive	Currency to Deliver	Unrealized Appreciation (Depreciation)
State Street	$22,149,509	$(21,879,842)	$269,667
Brown Brothers Harriman	2,681,752	(2,725,436)	(43,684)
Bank of New York	1,338,630	(1,351,879)	(13,249)
Citigroup	5,922,177	(5,762,959)	159,218
HSBC	1,240,065	(1,204,043)	36,022
UBS	31,262,990	(30,840,481)	422,509

			$830,483

Currency Legend

ARA	Argentine Peso	HRK	Croatian Kuna	PLN	Polish Zloty
BRL	Brazilian Real	HUF	Hungarian Forint	RSD	Serbian Dinar
CLP	Chilean Peso	IDR	Indonesia Rupiah	RUB	Russian Federation Rouble
CNY	Chinese Yuan	INR	Indian Rupee	THB	Thailand Baht
COP	Colombian Peso	KRW	Republic of Korean Won	TRY	New Turkish Lira
CZK	Czech Koruna	KZT	Kazakhstani Tenge	TWD	Taiwan Dollar
DOP	Dominican Peso	MXP	Mexican Peso	UGX	Ugandan Shilling
EGP	Eqyptian Pound	MYR	Malaysia Ringgit	USD	U.S. Dollar
EUR	Euro Dollar	NGN	Nigerian Naira	UYU	Uruguayan Peso
GHS	Ghanaian Cedi	PEN	Peruvian Nuevo Sol	ZAR	South African Rand
GTQ	Guatemala Quetzal	PHP	Philippine Peso	ZMK	Zambian Kwacha

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

Outstanding swap agreements held by the Fund at October 31, 2013, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)
Citigroup	FLOAT QUARTERLY MXIBOR	6.34%	12/31/32	MXP	5,200,000	$(63,156)
Citigroup	FLOAT QUARTERLY MXIBOR	6.94%	07/06/28	MXP	10,430,000	(28,988)
Citigroup	FLOAT 1D IBR	5.63%	06/05/23	COP	2,525,000,000	(38,555)
Citigroup	FLOAT QUARTERLY KLIBOR	3.80%	06/05/23	MYR	2,600,00	(21,761)
Citigroup	FLOAT QUARTERLY JIBAR	8.13%	06/24/21	ZAR	16,000,000	52,193
Citigroup	FLOAT QUARTERLY KLIBOR	4.01%	10/08/20	MYR	3,860,000	12,533
Citigroup	FLOAT QUARTERLY KLIBOR	3.34%	01/20/17	MYR	1,644,000	(1,597)
Citigroup	FLOAT QUARTERLY JIBAR	6.07%	08/15/15	ZAR	18,000,000	12,112

						$(77,219)

For the year ended October 31, 2013, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $44,570,942.

*	Non-income producing security.

(1)	In U.S dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security in default on interest payments.

(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D)	The rate reported is the 7-day effective yield as of October 31, 2013.
1DIBR	– One Day Interbank Rate

JIBAR –	Johannesburg Interbank Agreed Rate

KLIBOR –	Kuala Lumpur Interbank Offered Rate

MTN –	Medium Term Note

MXIBOR –	Mexican Interbank Offered Rate

PLC –	Public Limited Company

Ser –	Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2013

The summary of inputs used to value the Fund’s net assets as of October 31, 2013 was as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$40,888,962	$—	$40,888,962
Warrants	—	376,625	—	376,625
Short-Term Investment	614,597	—	—	614,597

Total Investments in Securities	$614,597	$41,265,587	$—	$41,880,184

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward contracts – Appreciation*	$—	$1,149,775	$—	$1,149,775
Forward contracts – Depreciation*	—	(319,292)	—	(319,292)
Interest Rate Swaps – Appreciation*	—	76,838	—	76,838
Interest Rate Swaps – Depreciation*	—	(154,057)	—	(154,057)

Total Other Financial Instruments	$—	$753,264	$—	$753,264

* Forwards Contracts and Swap Contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2013, there have been no transfers between levels.

For the year ended October 31, 2013, there were no Level 3 investments

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	Emerging Markets Portfolio	Emerging Markets Debt Fund
Assets
Investments, at Value (Cost $1,154,471,509 and $43,657,280)	$1,340,178,567	$41,880,184
Foreign Currency, at Value (Cost $9,925,350 and $121,770)	9,779,876	121,377
Receivable for Investment Securities Sold	19,980,143	1,399,277
Dividends and Interest Receivable	2,694,923	980,718
Receivable for Capital Shares Sold	2,346,788	662
Reclaim Receivable	71,167	12,958
Unrealized Gain on Forward Foreign Currency Contracts	—	1,149,775
Unrealized Gain on Spot Foreign Currency Contracts	—	11,013
Unrealized Gain on Swap Contracts	—	76,838
Cash collateral on Swap Contracts	—	30,000
Receivable Due from Investment Adviser	—	48,197
Prepaid Expenses	24,516	12,954

Total Assets	1,375,075,980	45,723,953

Liabilities
Payable for Investment Securities Purchased	23,399,472	545,151
Payable for Capital Shares Redeemed	1,891,078	28,111
Payable to Investment Adviser	1,131,212	—
Accrued Foreign Capital Gains Tax on Appreciated Securities	811,767	17,966
Payable due to Administrator	82,238	2,736
Payable due to Trustees	7,053	235
Chief Compliance Officer Fees Payable	3,387	113
Unrealized Loss on Spot Foreign Currency Contracts	—	1,068
Unrealized Loss on Swap Contracts	—	154,057
Unrealized Loss on Forward Foreign Currency Contracts	—	319,292
Accrued Expenses	1,114,754	84,282

Total Liabilities	28,440,961	1,153,011

Net Assets	$1,346,635,019	$44,570,942

Net Assets Consist of:
Paid-in Capital	$1,231,666,428	$47,365,896
Undistributed (Distributions in Excess of) Net Investment Income	13,871,014	(1,317,421)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(83,597,479)	(431,525)
Net Unrealized Appreciation (Depreciation) on Investments	185,707,058	(1,777,096)
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(200,235)	826,273
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(811,767)	(17,966)
Net Unrealized Depreciation on Swap Contracts	—	(77,219)

Net Assets	$1,346,635,019	$44,570,942

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	70,302,210	4,593,869
Net Asset Value Price Per Share	$19.15	$9.70

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2013

STATEMENTS OF OPERATIONS
	Emerging Markets Portfolio	Emerging Markets Debt Fund
Investment Income:
Dividends	$36,666,837	$—
Interest	—	3,127,735
Less: Foreign Taxes Withheld	(3,898,751)	(79,918)

Total Income	32,768,086	3,047,817

Expenses:
Investment Advisory Fees	11,573,313	240,547
Shareholder Servicing Fees	2,888,067	16,210
Administration Fees	899,227	28,660
Trustees’ Fees	24,255	730
Chief Compliance Officer Fees	9,905	806
Custodian Fees	1,144,987	113,982
Transfer Agent Fees	237,300	31,042
Printing Fees	150,761	7,091
Filing and Registration Fees	72,309	23,378
Legal Fees	35,107	49,717
Audit Fees	27,026	26,523
Interest Expense	7,749	—
Other Expenses	108,340	19,867

Total Expenses	17,178,346	558,553

Less:
Investment Advisory Fee Waiver	—	(207,267)
Fees Paid Indirectly — (See Note 6)	(463)	(3)

Net Expenses	17,177,883	351,283

Net Investment Income	15,590,203	2,696,534

Net Realized Gain (Loss) on:
Investments	(7,777,929)	(394,698)
Swap Contracts	—	23,246
Forwards Contracts and Foreign Currency Transactions	(1,266,025)	(1,926,731)

Net Realized Loss on Investments and Foreign Currency Transactions	(9,043,954)	(2,298,183)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	58,062,986	(2,269,480)
Foreign Capital Gains Tax on Appreciated Securities	1,972,646	9,425
Forward Contracts, Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(267,136)	595,221
Swap Contracts	—	(93,604)

Net Change in Unrealized Appreciation (Depreciation)	59,768,496	(1,758,438)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	50,724,542	(4,056,621)

Net Increase (Decrease) in Net Assets Resulting from Operations	$66,314,745	$(1,360,087)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Income	$15,590,203	$18,824,789
Net Realized Loss on Investments, Forwards Contracts and Foreign Currency Transactions	(9,043,954)	(47,874,824	)(1)
Net Change in Unrealized Appreciation on Investments, Foreign Capital Gains Tax on Appreciated Securities, Forwards Contracts and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	59,768,496	71,342,389

Net Increase in Net Assets Resulting from Operations	66,314,745	42,292,354

Dividends and Distributions:
Net Investment Income	(16,893,880)	(16,794,112)

Total Dividends and Distributions	(16,893,880)	(16,794,112)

Capital Share Transactions:
Issued	762,115,800	272,168,346
Reinvestment of Distributions	14,523,850	14,190,796
Redemption Fees — (See Note 2)	151,523	200,048
Redemption In-Kind	—	(150,339,670)
Redeemed	(300,523,877)	(263,159,509)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	476,267,296	(126,939,989)

Total Increase (Decrease) in Net Assets	525,688,161	(101,441,747)

Net Assets:
Beginning of Year	820,946,858	922,388,605

End of Year (including Undistributed Net Investment Income of $13,871,014 and $16,032,594, respectively)	$1,346,635,019	$820,946,858

Share Transactions:
Issued	40,033,515	15,576,022
Reinvestment of Distributions	766,430	893,627
Redemption In-Kind(1)	—	(8,215,269)
Redeemed	(16,047,437)	(15,241,556)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	24,752,508	(6,987,176)

(1) Includes realized gain/loss from in-kind redemption. See Note 14 in notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Income	$2,696,534	$1,408,931
Net Realized Loss on Investments, Swap Contracts, Forwards Contracts and Foreign Currency Transactions	(2,298,183)	(171,980)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, Forwards Contracts, Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies and Swap Contracts	(1,758,438)	1,280,553

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,360,087)	2,517,504

Dividends and Distributions:
Net Investment Income	(1,348,238)	(2,082,140)
Net Realized Gains	(473,089)	(26,350)
Return of Capital	(7,929)	—

Total Dividends and Distributions	(1,829,256)	(2,108,490)

Capital Share Transactions:
Issued	27,323,655	9,615,245
Reinvestment of Distributions	1,759,397	1,966,207
Redemption Fees — (See Note 2)	9,467	12,537
Redeemed	(7,546,395)	(3,651,266)

Net Increase in Net Assets from Capital Share Transactions	21,546,124	7,942,723

Total Increase in Net Assets	18,356,781	8,351,737

Net Assets:
Beginning of Year	26,214,161	17,862,424

End of Year (including Distributions in Excess of Net Investment Income of $1,317,421 and $771,015, respectively)	$44,570,942	$26,214,161

Share Transactions:
Issued	2,694,103	952,519
Reinvestment of Distributions	168,302	203,187
Redeemed	(781,963)	(361,458)

Net Increase in Shares Outstanding from Share Transactions	2,080,442	794,248

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$18.02	$17.56	$19.45	$15.16	$13.07

Income from Operations:
Net Investment Income*	0.25	0.36	0.35	0.24	0.22
Net Realized and Unrealized Gain (Loss)	1.20	0.43	(2.06)	4.18	5.40

Total from Operations	1.45	0.79	(1.71)	4.42	5.62

Redemption Fees	0.00^	0.00^	0.00^	0.00^	0.00^

Dividends and Distributions from:
Net Investment Income	(0.32)	(0.33)	(0.18)	(0.13)	(0.54)
Net Realized Gains	—	—	—	—	(2.99)

Total Dividends and Distributions	(0.32)	(0.33)	(0.18)	(0.13)	(3.53)

Net Asset Value, End of Year	$19.15	$18.02	$17.56	$19.45	$15.16

Total Return†	8.05%	4.74%	(8.89)%	29.34%	58.69%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,346,635	$820,947	$922,389	$861,978	$553,532
Ratio of Expenses to Average Net Assets(1)	1.48%	1.31%	1.29%	1.36%	1.49%
Ratio of Net Investment Income to Average Net Assets	1.35%	2.04%	1.78%	1.41%	1.83%
Portfolio Turnover Rate	45%	44%	49%	74%	115%

*	Per share amounts for the period are based on average outstanding shares.

^	Amount was less than $0.01 per share.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Ratio of Expenses to Average Net Assets for the years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009, excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.48%, 1.31%, 1.29%, 1.36% and 1.48%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Year/Period Ended October 31,
	2013	2012	2011†
Net Asset Value, Beginning of Year/Period	$10.43	$10.39	$10.00

Income from Operations:
Net Investment Income*	0.73	0.68	0.55
Net Realized and Unrealized Gain (Loss)	(0.84)	0.42	(0.18)

Total from Operations	(0.11)	1.10	0.37

Redemption Fees	0.00^	0.01	0.02

Dividends and Distributions from:
Net Investment Income	(0.43)	(1.05)	—
Net Realized Gains	(0.19)	(0.02)	—
Return of Capital	0.00^	—	—

Total Dividends and Distributions	(0.62)	(1.07)	—

Net Asset Value, End of Year/Period	$9.70	$10.43	$10.39

Total Return††	(1.34)%	11.91%	3.90	%***

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$44,571	$26,214	$17,862
Ratio of Expenses to Average Net Assets(1)	0.95%	0.95%	0.95%	**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.51%	1.94%	2.14%	**
Ratio of Net Investment Income to Average Net Assets	7.29%	6.78%	6.05%	**
Portfolio Turnover Rate	170%	151%	148%	***

†	Commenced operations on December 17, 2010.

*	Per share amounts for the period are based on average outstanding shares.

**	Annualized.

***	Not Annualized.

^	Amount was less than $0.01 per share.

††	Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio, a non-diversified Portfolio and the Acadian Emerging Markets Debt Fund, a non-diversified fund (the “Funds”). The Acadian Emerging Markets Debt Fund commenced operations on December 17, 2010. The investment objective of the Acadian Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The investment objective of the Acadian Emerging Markets Debt Fund is to generate a high total return through a combination of capital appreciation and income by investing primarily in debt securities of emerging country issuers. The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of investements, of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Acadian Emerging Markets Portfolio calculates their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Acadian Emerging Markets Portfolio calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Acadian Emerging Markets Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Acadian Emerging Markets Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Acadian Emerging Markets Portfolio calculates net asset value, it may request that a Committee meeting be called. In addition, the Acadian Emerging Markets

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

Portfolio’s Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Acadian Emerging Markets Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser for the Acadian Emerging Markets Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided. As of October 31, 2013, the total market value of securities in the Acadian Emerging Markets Portfolio, valued in accordance with fair value procedures, was $2 or 0.0% of net assets. None of the securities in the Acadian Emerging Markets Debt Fund were valued in accordance with fair value procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2013, there have been no significant changes to the Funds’ fair value methodologies.

For details of the investment classification, refer to the Schedules of Investments for the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the year.

Swap Contracts — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of October 31, 2013, if applicable.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees for the Funds are as follows:

Redemption Fees
	Year Ended October 31, 2013	Year Ended October 31, 2012
Acadian Emerging Markets Portfolio	$151,523	$200,048
Acadian Emerging Markets Debt Fund	9,467	12,537

3. Credit Derivatives:

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. There were no recourse provisions with third parties to recover any amounts paid under the credit derivative. As of October 31, 2013 there was no collateral posted or held by the Fund.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

4. Derivative Transactions:

The fair value of derivative instruments in the Acadian Emerging Markets Debt Fund as of October 31, 2013 was as follows:

	Asset Derivatives		Liability Derivatives
	Year ended October 31, 2013		Year ended October 31, 2013
Contract Type	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Unrealized Appreciation on Swap Contracts	$76,838	Unrealized Appreciation on Swap Contracts	$(154,057)
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,149,775	Unrealized gain on forward foreign currency contracts	(319,292)

Total Derivatives not accounted for as hedging instruments		$1,126,613		$(473,349)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2013 is as follows:

Amount of realized Gain or (Loss) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$11,470	$11,470
Credit contracts	—	11,776	11,776
Foreign exchange contracts	(838,343)	—	(838,343)

Total	$(838,343)	$23,246	$(815,097)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$(83,617)	$(83,617)
Foreign exchange contracts	600,828	—	600,828
Credit contracts	—	(9,987)	(9,987)

Total	$600,828	$(93,604)	$507,224

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. If the Funds’ net assets were to decline below an agreed upon level, the Funds may be required to terminate the existing contracts at the existing fair value.

5. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the CCO as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administrative Services, Distribution Agreements, Shareholder Servicing, and Custodian Agreement:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one Fund, $250,000 for two Funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Funds that were serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by Acadian Asset Management Inc. (the “Adviser”), an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement.

For the year ended October 31, 2013, the Acadian Emerging Markets Portfolio and the Acadian Emerging Markets Debt Fund earned cash management credits of $463 and $3, respectively, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

7. Investment Advisory Agreement:

Under the terms of the investment advisory agreement for the Funds, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of the average daily net assets for each fund, as follows:

Emerging Markets Portfolio	1.00%
Emerging Markets Debt Fund	0.65%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Acadian Emerging Markets Portfolio’s total annual operating expenses from exceeding 2.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Acadian Emerging Markets Debt Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets.

8. Investment Transactions:

For the year ended October 31, 2013, the Acadian Emerging Markets Portfolio made purchases of $982,359,834 and sales of $515,508,824 of investment securities other than long-term U.S. Government and short-term securities. For the year ended October 31, 2013, the Acadian Emerging Markets Debt Fund made purchases of $76,428,625 and sales of $56,270,282 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities for either Fund.

9. Line of Credit:

The Funds entered into an agreement which enables them to participate in a $25 million unsecured committed revolving line of credit with Union Bank N.A., which is set to expire April 16, 2014. The proceeds from the borrowings shall be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings at the current reference rate. Each Fund is individually and not jointly liable for its particular advances under the line of credit. For the year ended October 31, 2013, the Acadian Emerging Markets Portfolio had average borrowings of $2,384,272 over a period of 36 days at a weighted average interest rate of 3.25%. Interest accrued on the borrowings during the year was $7,749. For the year ended October 31, 2013, the Acadian Emerging Markets Debt Fund did not utilize a line of credit with Union Bank N.A. As of October 31, 2013, the Funds had no borrowings outstanding.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. These differences are due to foreign currency gains and losses, sale of passive foreign investment companies (PFIC), reclass of distributions, return of capital and swap cash basis reclass. Permanent book and tax differences resulted in the following reclassifications:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-in Capital
Acadian Emerging Markets Portfolio	$(857,903)	$857,903	$—
Acadian Emerging Markets Debt Fund	(1,886,773)	1,894,702	(7,929)

These reclassifications had no impact on the net assets or net asset value of the Funds.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Acadian Emerging Markets Portfolio
2013	$16,893,880	$—	$—	$16,893,880
2012	16,794,112	—	—	16,794,112

Acadian Emerging Markets Debt Fund
2013	$1,724,799	$96,528	$7,929	$1,829,256
2012	2,108,490	—	—	2,108,490

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

As of October 31, 2013, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Emerging Markets Portfolio	Emerging Markets Debt Fund
Undistributed Ordinary Income	$15,455,134	$—
Capital Loss Carryforwards	(82,728,915)	(309,732)
Net Unrealized Appreciation/(Depreciation)	182,242,372	(1,626,240)
Other Temporary Differences	—	(858,982)

Total Distributable Earnings/ (Accumulated Losses)	$114,968,591	$(2,794,954)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. At October 31, 2013 the Funds had capital loss carryforwards as follows:

	Expires 10/31/17	Total Capital Loss Carryforwards 10/31/13
Acadian Emerging Markets Portfolio	$27,553,569	$27,553,569

During the year ended October 31, 2013 the Acadian Emerging Markets Portfolio did not utilize capital loss carryforwards to offset capital gains. The Acadian Emerging Markets Debt Fund did not have any pre-enactment capital loss carryforwards as of October 31, 2013.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Acadian Emerging Markets Portfolio	$41,159,539	$14,015,807	$55,175,346
Acadian Emerging Markets Debt Fund	$309,732	$—	$309,732

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2013, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Acadian Emerging Markets Portfolio
$1,156,924,195	$233,541,097	$(50,286,725)	$183,254,372
Acadian Emerging Markets Debt Fund
$44,220,473	$348,749	$(2,689,038)	$(2,340,289)

11. Concentration of Risk:

When the Funds invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Funds to sell their securities and could impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Certain securities held by the Acadian Emerging Markets Debt Fund are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. As of October 31, 2013, the total value of these securities represented approximately 12.3% of the net assets of the Acadian Emerging Markets Debt Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

At October 31, 2013, the net assets of the Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

12. Other:

As of October 31, 2013, 67% of the Acadian Emerging Markets Portfolio’s total shares outstanding were held by two record shareholders and 71% of the Acadian Emerging Markets Debt Fund’s total shares outstanding were held by two record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Loans of Fund Securities:

The Funds may lend fund securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

During the year and as of October 31, 2013, there were no securities on loan for either Fund.

14. In-Kind Redemptions:

Redemptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2012, the Acadian Emerging Markets Portfolio realized losses from in-kind redemptions of $1,282,215. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares Issued	Value	Realized Gain (Loss)
9/14/2012	821,527	$15,100,733	$472,459
9/21/2012	7,393,742	135,238,937	809,756

	8,215,269	$150,339,670	$1,282,215

15. Change Of Independent Registered Public Accounting Firm

The Funds’ have selected Deloitte & Touche LLP (“Deloitte”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended October 31, 2013. The decision to select Deloitte was recommended by the Funds’ Audit Committee on November 13, 2012 and was approved by the Funds’ Board of Trustees on November 13-14, 2012. During the Fund’s fiscal years ended October 31, 2011 and October 31, 2012, neither the Funds, their portfolios, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of Deloitte does not reflect any disagreements with or dissatisfaction by the Funds or the Funds’ Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, Pricewaterhouse Coopers LLP (“PwC”). The decision not to renew the engagement of PwC, effective upon its completion of its audit for the fiscal year ended October 31, 2012, and to select Deloitte was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal years ended October 31, 2011 and October 31, 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal years

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2013

ended October 31, 2011 and October 31, 2012 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

16. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of:

Acadian Emerging Markets Portfolio

Acadian Emerging Markets Debt Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund (collectively, the “Funds”), two of the forty-five portfolios constituting The Advisors’ Inner Circle Fund as of October 31, 2013, and the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Funds for the year ended October 31, 2012 were audited by other auditors whose report, dated December 21, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund as of October 31, 2013, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 24, 2013

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio/Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your Portfolio’s/Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio/Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio/Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s/Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio/Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s/Fund’s costs with those of other mutual funds. It assumes that the Portfolio/Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s/Fund’s comparative cost by comparing the hypothetical result for your Portfolio/Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s/Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Acadian Emerging Markets Portfolio
Actual Fund Return	$1,000.00	$981.00	1.62%	$8.09
Hypothetical 5% Return	1,000.00	1,017.04	1.62	8.24
Acadian Emerging Markets Debt Fund
Actual Fund Return	$1,000.00	$910.20	0.95%	$4.57
Hypothetical 5% Return	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to the Portfolio’s/Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

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THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 – 2010. Self-Employed Legal and Financial Services Consultant since 2003.

BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Coveneant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.

None.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.

DIANNE M.DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006 – 2008. SEI’s Private Banking 2008 – 2010. AML SEI Private Trust Company 2010 – 2011. AML Manager of SEI Investments 2011 – 2013. AML and Privacy Officer 2013.

JOHN MUNCH 42 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).
1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

Other Directorships Held by Officer

None.

None.

None.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE ACADIAN FUNDS (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 15, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with a peer group of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with information regarding the Funds’ performance since the Agreement was last renewed, as well as information regarding the Funds’

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Trustees concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable there-under, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Acadian Emerging Markets Portfolio	0.00%	0.00%	100.00%	100.00%	0.00%	96.15%	0.00%	0.00%	0.00%	18.75%
Acadian Emerging Markets Debt Fund	0.39%	4.72%	94.89%	100.00%	0.00%	0.00%	0.00%	0.01%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Acadian Emerging who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2013 amounting to $3,898,751 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2013, which shareholders of this Portfolio will receive in late January, 2014. In addition, for the year ended October 31, 2013, gross foreign source income amounted to $37,110,576 for the Acadian Emerging Markets Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

ACA-AR-001-1200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.